Business Update December 18, 2023 Exhibit 99.2

Forward-looking statements and Non-GAAP measures  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995   This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, prospects and product and service offerings, including expected benefits, opportunities and other prospects if the spine business is divested. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the sale of the spine business and the risk that the transaction may not be completed in a timely manner or at all; the possibility that any or all of the conditions to the consummation of the sale of the spine business may not be satisfied or waived; the effect of the announcement or pendency of the transaction on ZimVie’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; and risks related to diverting management’s attention from ZimVie’s ongoing business operations and uncertainties and matters beyond the control of management. For a list and description of other such risks, uncertainties, and changes in circumstances, see ZimVie’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in ZimVie’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this presentation.   Forward-Looking Non-GAAP Financial Measures   This presentation also includes certain forward-looking non-GAAP financial measures including adjusted EBITDA margin, net debt, and free cash flow conversion for the year ending December 31, 2023, for the period ending one year after the proposed closing of the sale of our spine business, and over the long-term following the proposed closing of the sale of our spine business. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the GAAP measures cannot be reliably estimated and the reconciliations cannot be performed without unreasonable effort due to their dependence on future uncertainties, such as the timing of certain transactions, including the proposed sale of our spine business, and adjusting items that the Company cannot reasonably predict at this time but which may have a material impact on our future GAAP results.

Focuses our strategy as an end-to-end dental company with a leading product portfolio Divesting spine business Builds a strong foundation for growth and value creation Announcing strategic simplification Improving growth profile and cash flow, while reducing leverage

Transaction overview Proceeds net of tax and deal-related expenses. This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to “Forward-looking statements and Non-GAAP measures” slide of this presentation, which identifies the information that is unavailable without unreasonable efforts and provides additional information. Excludes proceeds from expected future repayment of seller note. Transaction value and structure Transaction value of $375M $315M cash consideration; $60M seller note at 10.0% PIK Use of proceeds(1) Proceeds from spine sale expected to be used for debt repayment Net debt(2,3) expected to be <$200M at end of year 1, post-close Timing/closing conditions Expected closing: H1 2024 Closing subject to customary closing conditions, including required regulatory approvals Expected transaction benefits Expected to be accretive to revenue growth rates, EBITDA margin, and cash conversion rates Well positioned to pursue attractive, higher-growth dental market Sharpens focus as a pure-play dental company, streamlines operations and provides strategic flexibility

Transaction will reposition ZimVie

	Where we are *(dental and spine)*	**Where we are going *(2024+)***
Operating segments	2 distinct businesses	**1 pure-play dental company**
End market growth	Mid-single-digit	**Mid-single-digit to High-single-digit**
Facilities *(Mfg./Offices/Distribution)*	9	**4**
Global distribution	~50% direct sales force / ~50% specialty partners	**Direct sales force of 90%+**
Employees	~2,600 employees + ~500 3rd party commercial agents	**~1,800 dedicated, dental employees**

Transaction simplifies ZimVie's portfolio and enhances focus on growth and operational efficiency

Page 5

ZimVie

ZimVie: Focused on global dental leadership Powerful, market-leading portfolio of premium implants, biomaterials, and digital dentistry with exposure to MSD/HSD growth end-markets Well positioned to accelerate growth within large, attractive, and underserved markets through differentiated technologies Opportunity to improve operating leverage through leaner cost structure and optimized product manufacturing Opportunity to improve cash flow conversion rates through a disciplined financial framework Continue to build customer intimacy and expand portfolio adoption through our global direct sales force & specialty partners

Significant, unmet need for tooth replacement 8 Million An estimated 8 million US patients seek treatment for tooth loss annually 25% Only 25% receive tooth replacement Leading player in the following attractive dental segments 2021 Market Opportunity 2021-2026E(1) CAGR Dental implants Biomaterials Digital solutions $5B $2B $1B Mid Single Digit Mid Single Digit High Single Digit (1) Estimates are not precise and based on company estimates.

Diversified dental portfolio addresses end-to-end patient needs Increase Penetration of Implants through Continued Innovation and Commercial Execution Implant Growth: Innovation & Execution Leverage Leadership Position to Drive Implant Conversion Biomaterials Pull-Through Scale ZimVie Presence Across Geographies with Low Share Geographic Expansion Drive Digital Workflow Adoption and Implant Penetration Digital Dentistry Pull-Through Large unmet need in tooth replacement creates significant opportunity for long-term market penetration, expansion and growth

Delivering fully integrated and end-to-end implant-based tooth replacement solutions

Driving Premium Implant Growth Through Innovation


Bone-level / Tissue-level
Surface Treatment
Crestal Options
Material (Titanium, Zirconia)
Grooves and Texturing
Abutment Connection
Tapered or Straight
Various Width and Heights

Leveraging Biomaterials Leadership Position

Types of Biomaterials:

Allografts – *bone substitute derived from human donors*



Xenografts / Synthetics – *bone substitute derived from animals or biocompatible materials*



Membranes – *membrane for guided bone regeneration procedures*



Digital Dentistry Driving Implant Adoption


Intra-oral scanners
implant concierge
Virtual treatment planning
Guided surgery
RealGUIDE
CAD/CAM workflow

Comprehensive line of premium implant systems, meeting the varying needs of oral surgeons / dental clinicians with a wide range of indications

+

Leading biomaterial solutions increase the size of our patient pool that can qualify for tooth replacement

+

A fully integrated and efficient workflow with predictable outcomes increases adoption

Page 9

ZimVie

Financial outlook

	2023 Guidance (Before impact due to Spine Business Divestiture Agreement)[1]	Year 1 Post-Close
Net Sales	$860M to $870M	$450M+
Adjusted EBITDA Margin[2]	13.5% to 14.0%	15%+

	Q3 2023	Year 1 Post-Close
Net Debt	~$440M[3]	<$200M[4] Excludes proceeds from expected future repayment of seller note

Drivers of financial progress

- Sales growth above market
- Operational simplification and efficiency
- Best-in-class portfolio
- Commercial excellence

Transition year in 2024 to build a strong foundation for long-term performance

(1) This guidance does not take into account or reflect the impact that the execution of the spine business divestiture agreements will have on ZimVie's 2023 financial statements, such as requirements related to classification of assets held for sale and discontinued operations.
(2) This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to "Forward-looking statements and Non-GAAP measures" slide of this presentation, which identifies the information that is unavailable without unreasonable efforts and provides additional information.
(3) Represents net debt at September 30, 2023. Net debt is a non-GAAP financial measure, and is reconciled to total debt, the most directly comparable GAAP measure, as follows, as of September 30, 2023: Total debt of $515.5 million, less cash and cash equivalents of $75.5 million, equaling $440 million.
(4) Represents projected net debt one year following the closing of the sale of the spine business and excludes proceeds from expected future repayment of seller note to ZimVie. This is a forward-looking non-GAAP measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to "Forward-looking statements and Non-GAAP measures" slide of this presentation, which identifies the information that is unavailable without unreasonable efforts and provides additional information.

Page 10

ZimVie

Long-term financial outlook Leverage innovation to grow above market Drive progress across the business to create long-term shareholder value Achieve 20%+ Adj EBITDA margin(1) 80%+ FCF Conversion(1,2) Achieve 2x operating leverage Innovation pipeline poised to accelerate growth in faster growing end markets Focused operational and commercial efficiency programs underway Build upon already solid Dental free cash flow conversion profile Enable flexible capital allocation strategy This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to “Forward-looking statements and Non-GAAP measures” slide of this presentation, which identifies the information that is unavailable without unreasonable efforts and provides additional information. Excluding corporate costs.